Supplement dated December 1, 2014
to the Prospectus(es) of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Small Cap Value Fund	5/1/2014
Variable Portfolio - Pyrford International Equity Fund	5/1/2014
Effective December 1, 2014, the voluntary expense cap rates for the funds listed above have changed. Accordingly, the expense cap rates for these funds included in the expense cap table in the section of each Prospectus entitled "More Information About the Fund - Additional Investment Strategies and Policies - Expense Reimbursement Arrangements and Impact on Past Performance" are hereby deleted and replaced with the expense cap rates set forth in the following table:

Fund	Class 1	Class 2
Columbia Variable Portfolio – Small Cap Value Fund	0.93%	1.18%
Variable Portfolio – Pyrford International Equity Fund	0.95%	1.20%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-20226-2 A (12/14)